                                                                    EXHIBIT 99.1

================================================================================




                               SCH HOLDINGS CORP.

                                       AND

                                 COACH USA, INC.


                                       TO


                              THE BANK OF NEW YORK
                                   AS TRUSTEE


                    ---------------------------------------


                          FIRST SUPPLEMENTAL INDENTURE

                            Dated as of July 23, 1999


                      ------------------------------------



         Supplementing and Amending Indenture Dated as of June 24, 1997



================================================================================

         THIS FIRST SUPPLEMENTAL INDENTURE, dated as of July 23, 1999 and effective and conditioned upon the consummation of the Merger (as defined below) (this "Supplemental Indenture"), is by and among SCH Holdings Corp., a corporation duly organized and existing under the laws of the State of Delaware ("SCH Holdings"), Coach USA, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), the entities listed on Schedule A hereto (each a "Guarantor" and collectively, the "Guarantors") and The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

                    RECITALS OF SCH HOLDINGS AND THE COMPANY

         1. The Company has executed and delivered to the Trustee its Indenture, dated as of June 24, 1997 (the "Indenture"), among the Company, the Guarantors and the Trustee to provide for the issuance of its 9 3/8% Series A Senior Subordinated Notes due 2007 (the "Series A Notes") and the 9 3/8% Series B Senior Subordinated Notes due 2007 (the "Series B Notes" and, together with the Series A Notes, the "Notes"), all of which are currently outstanding.

         2. Effective at such time as a Certificate of Merger is filed with the Secretary of State of the State of Delaware and pursuant to the provisions of the Agreement and Plan of Merger dated as of June 12, 1999 by and among SCH Holdings, the Company, Stagecoach Holdings plc, a public limited company organized under the laws of Scotland (the "Parent"), and SCH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of SCH Holdings ("Merger Sub"), the Company will be merged with and into SCH Holdings pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Merger"); as a result of the Merger, the separate corporate existence of the Company will cease and SCH Holdings will continue as the surviving corporation under the name "Coach USA, Inc."

         3. In connection with the Merger, SCH Holdings and the Company, pursuant to appropriate resolutions of their respective boards of directors, have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture in order to reflect the results of the Merger as required by the Indenture and to provide for SCH Holdings to assume all the obligations of the Company under the Notes and the Indenture.

         4. Pursuant to Section 5.01 of the Indenture, SCH Holdings, the Guarantors and the Company are required to execute and deliver to the Trustee an indenture supplemental to the Indenture prior to the consummation of the Merger.

         5. Section 9.01(c) of the Indenture provides that, without the consent of any Holder of the Notes, the Company, the Guarantors and the Trustee may enter into a supplemental indenture to comply with Section 5.01 of the Indenture, among other things.

         6. The Board of Directors of the Company has determined that the provisions of this Supplemental Indenture are considered reasonably necessary to protect the interests of the Holders of the Notes.

         7. The Company has determined that this Supplemental Indenture may, therefore, be entered into without the consent of any Holder in accordance with
Section 9.01(c) of the Indenture.

         8. The Company, the Guarantors and SCH Holdings have duly authorized the execution and delivery of this Supplemental Indenture, and all things necessary have been done to make this Supplemental Indenture a valid agreement of the Company, the Guarantors and SCH Holdings in accordance with its terms.

             NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

SECTION 1.1     INDENTURE TERMS.

         Capitalized terms used but not defined in this Supplemental Indenture have the respective meanings assigned to them in the Indenture.

                                   ARTICLE TWO

                 CONCERNING THE NOTES AND SUBSIDIARY GUARANTEES

SECTION 2.1     ASSUMPTION BY SCH HOLDINGS.

         The Company, SCH Holdings, each Guarantor and the Trustee hereby agree that as of the effective time of the merger, SCH Holdings shall assume all obligations of the Company under the Notes and the Indenture, as modified by this Supplemental Indenture. All provisions of the Indenture referring to the "Company" shall refer instead to SCH Holdings, which upon the merger shall be renamed "Coach USA, Inc."

SECTION 2.2     SUBSIDIARY GUARANTEES.

         Each Guarantor ratifies and confirms its Subsidiary Guarantee with respect to the Notes, as assumed by SCH Holdings, pursuant to Section 11.02 of the Indenture.

                                  ARTICLE THREE

                             CONCERNING THE TRUSTEE

SECTION 3.1     TERMS AND CONDITIONS.

         The Trustee accepts this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions herein and in the Indenture set forth.

SECTION 3.2     NO RESPONSIBILITY.

         The Trustee shall not be responsible in any manner whatsoever for or in respect of (i) the validity or sufficiency of this Supplemental Indenture, the authorization or permissibility of this Supplemental Indenture pursuant to the terms of the Indenture or the due execution thereof by the Company, the Guarantors or SCH Holdings or (ii) the recitals herein contained, all such recitals being made by the Company and SCH Holdings.

                                  ARTICLE FOUR

                     EFFECT OF EXECUTION AND DELIVERY HEREOF

         From and after the execution and delivery of this Supplemental Indenture, (i) the Indenture shall be deemed to be amended and modified as provided herein, (ii) this Supplemental Indenture shall form a part of the Indenture, (iii) except as modified and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect, (iv) the Notes shall continue to be governed by the Indenture, as modified and amended by this Supplemental Indenture, and (v) every Holder of Notes heretofore and hereafter authenticated and delivered under the Indenture shall be bound by this Supplemental Indenture.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

SECTION 5.1     HEADINGS DESCRIPTIVE.

         The headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Supplemental Indenture.

SECTION 5.2     RIGHTS AND OBLIGATIONS OF THE TRUSTEE.


         All of the provisions of the Indenture, including but not limited to the compensation and indemnity obligations pursuant to Section 7.07 of the Indenture with respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with the same effect as if set forth herein in full.

SECTION 5.3     SUCCESSORS AND ASSIGNS.

         This Supplemental Indenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the Holders of any Notes then outstanding.

SECTION 5.4     COUNTERPARTS.

         This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 5.5     GOVERNING LAW.

                  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                     COACH USA, INC.



                                     By: /s/ Lawrence K. King
                                         ---------------------------------------
                                         Chief Executive Officer



                                     SCH HOLDINGS CORP.



                                     By: /s/ Keith Cochrane
                                         ---------------------------------------
                                         President



                                     EACH ENTITY LISTED ON SCHEDULE A
                                     HERETO



                                     By: /s/ Lawrence K. King
                                         ---------------------------------------
                                         Chief Executive Officer



                                     THE BANK OF NEW YORK, AS TRUSTEE



                                     By: /s/ Remo J. Reale
                                         ---------------------------------------
                                         Vice President

                                   SCHEDULE A

                          COACH USA, INC. SUBSIDIARIES

Name of Subsidiary:
-------------------
2948-7238 Quebec, Inc.
     d/b/a Gray Line of Quebec City
     d/b/a Visite Touristique de Quebec
3329003 Canada, Inc.
3376249 Canada, Inc.
AAA Auto Leasing, Inc.
ACT Travel, Inc.
ASTI, Inc.
     d/b/a Gray Line of Orlando
Aircraft Taxi Co.
Airlines Acquisition Company, Inc.
     d/b/a Airlines Transportation Company
Airocar, Inc.
     d/b/a Five Star Tours, Ltd.
     d/b/a Gray Line
     d/b/a Gray Line of Fort Lauderdale
     d/b/a Gray Line of Fort Myers/Naples
     d/b/a Gray Line of Fort Pierce
     d/b/a Gray Line of Key West
     d/b/a Gray Line of Palm Beach
     d/b/a Medi-Transportation of South Florida, Inc.
     d/b/a Orlando Transportation, Ltd.
Airport Limousine Service, Inc.
     d/b/a ALS Paratransit
     d/b/a Checker Cab
     d/b/a Embassy Coach
     d/b/a Pittsburgh Airbus
     d/b/a Pittsburgh Paratransit
Airport Rent-A-Car, Inc.
Air Travel Transportation, Inc.
     d/b/a Atlanta Airport Shuttle
Alamo City Transportation Company
     d/b/a Alamo City Taxi Service
     d/b/a Econo Cab
     d/b/a Towncar Taxi Service
     d/b/a Towne Car
American Bus Lines, Inc.
America Charters, Ltd.
     d/b/a Northwestern Coach Company, Inc.
     d/b/a Piedmont Coach Lines, Inc.
American Charters and Tours, Inc.
American New York Tours Corp.
     d/b/a Parker Tours
     d/b/a ShortLine
     d/b/a Short Line Travel Tours
American Sightseeing, Inc.
American Sightseeing Tours, Inc.
     d/b/a ASTI
     d/b/a Dreamer Charters and Limousines
     d/b/a Golden Isles Coaches of Florida
     d/b/a Royal Tours of America
American Tour Connection, Inc.
AmeriCoach Tours, Inc.
     d/b/a Coach USA Little Rock
     d/b/a Coach USA Northwest Arkansas
Antelope Nevada, Inc.
Antelope Valley Bus, Inc.


Name of Subsidiary:
-------------------
     d/b/a Gray Line Los Angeles
Arrow Leasing, Inc.
Arrow Stage Lines, Inc.
Art-Mar Corporation
Associates Business Credit, LLC
Atlanta Airport Shuttle, Inc.
Autocar Connaisseur Inc.
     d/b/a Gray Line of Montreal
Automobiles Sabrevois Ltee
Barclay Airport Service, Inc.
Barclay Transportation Services, Inc.
Bay Area Yellow Cab, LLC
Bayou City Coaches, Inc.
Blackhawk, Central City Ace Express, Inc.
     d/b/a Ace Express
Blue Bird Coach Lines, Inc.
Bonanza Bus Lines, Inc.
Browder Tours, Inc.
     d/b/a Browder Tours
     d/b/a Browder Tours and Charters
Brunswick Transportation Company, Inc.
     d/b/a The Maine Line
     d/b/a The Maine Line - Charter
     d/b/a Maine Line Tours
Bus Chicago, Inc.
Butler Motor Transit, Inc.
     d/b/a Butler Motor Tours
     d/b/a Earth Tours
     d/b/a Gad-About Travel
     d/b/a Grove City Bus Line
C&E Transportation of Biloxi, Inc.
CFT Investments, LLC
Cab Services, Inc.
     d/b/a Towne Car
California Charters, Inc.
     d/b/a Texas/California Charter Service
Cam-Jo, Inc.
     d/b/a Bay Area Yellow Cab
     d/b/a Clearwater Yellow Cab
     d/b/a Pasco County Yellow Cab
     d/b/a Pinellas Yellow Cab
     d/b/a St. Petersburg Yellow Cab
Cambas Investments, Inc.
Cambas Transportation Group, Inc.
Cape Transit Corp.
     d/b/a Adventure Trails
Carey Statewide Limousine Service, Inc.
     d/b/a All-Statewide Limousine
     d/b/a Carey of Michigan
     d/b/a Carey Limousine
     d/b/a Statewide Limousine
Central Cab Company
     d/b/a Country Road Tours
     d/b/a Park Tours
Central Charters & Tours, Inc.
Central Jersey Transit, Inc.
Checker Cab of Pensacola, Inc.
Chenango Valley Bus Lines, Inc.
     d/b/a ShortLine
Classic Lines, Inc.
Clinton Avenue Bus Company
Coach Canada, Inc.


Name of Subsidiary:
-------------------
Coach Leasing, Inc.







     d/b/a USA Coach Leasing
Coach USA Administration, Inc.
Coach USA Management Business Trust
Coach USA of New Orleans, Inc.
Coach XXIII Acquisition, Inc.
Colonial Coach Corp.
     d/b/a Gray Line
     d/b/a ShortLine
Colorado Springs Airport Transportation Service, Inc.
Commercial Leasing, LLC
Commlease, LLC
Commodore Tours, Inc.
Community Bus Lines, Inc.
Community Coach, Inc.
     d/b/a Community Charter Coach
Community Tours, Inc.
Community Transit Lines, Inc.
Community Transportation, Inc.
Comprehensive Communication Services, Inc.
Corporate Car U.S.A., Inc.
Dairyland Buses, Inc.
Dairyland-Hamilton, Inc.
Desert Stage Lines
Douglas Braund Investments Limited
Eagle Executive Transportation Services, Inc.
     d/b/a Concorde-Access Transportation
     d/b/a Concorde-Access Limousines
     d/b/a Greater Houston Charters and Sightseeing Service d/b/a Houston Medical Limousine and Charter Service
Eagle Paratransit Services, Inc.
El Expreso, Inc.
     d/b/a Central De Autobuses
     d/b/a El Expreso Bus Co.
     d/b/a Mexico Travel Centre
     d/b/a Mexico Travel Services
     d/b/a Noreste Bus Co.
     d/b/a The Express Bus Co.
Erie Coach Lines Company
     d/b/a Erie Coach
     d/b/a Erie Coach Lines
Falcon Charter Service
Fiesta Cab Company
     d/b/a Taxis Fiesta
Fiesta Cab Company
     d/b/a Taxis Fiesta
Fiesta Cab Company, Inc.
     d/b/a Taxis Fiesta
Fiesta Cab Company, Inc.
     d/b/a Taxis Fiesta
Fiesta Cab Company of San Antonio
     d/b/a Black Cat Cab Company
     d/b/a Fiesta Cab Co.
     d/b/a Fiesta Taxi Service
     d/b/a Pan Am Cab


Name of Subsidiary:
-------------------
     d/b/a Pan Am Taxi
     d/b/a Taxis Fiesta
     d/b/a Texas Cab Co.
     d/b/a Tower Cab Company
     d/b/a Victory Cab Company
Fiesta Transportation Company
     d/b/a Fiesta Elegante
Friedman Transportation Co., Inc.
Fun Time Tours, Inc.
GL Bus Lines, Inc.
     d/b/a Gray Line
     d/b/a ShortLine
G.W. Transportation, Inc.
Gad About Tours, Inc.
Garden State Leasing Co., Inc.
Golden Isles Coaches of Florida, Inc.
     d/b/a Golden Isles Coaches of Florida
     d/b/a Taylor Made Tours
Golden Vacations, Inc.
Gray Line Air Shuttle, Inc.
     d/b/a ShortLine
Gray Line New York Tours, Inc.
     d/b/a ShortLine
Greater Austin Transportation Company
     d/b/a American Cab Co.
     d/b/a American Yellow Checker Cab Company
     d/b/a Towne Car Limousine Service
     d/b/a Yellow Cab Company
     d/b/a Yellow Check Cab Company
     d/b/a Yellow Checker Cab Company
Greater Boulder Transportation Company
     d/b/a American Cab Company of Denver
Greater Colorado Springs Transportation Company
     d/b/a Airport Taxicab of Colorado Springs, Inc.
     d/b/a Checker Taxicab, Inc.
     d/b/a Colorado Springs Airport Ground Transportation Authority
     d/b/a Colorado Springs Taxicab, Inc.
     d/b/a El Paso County Taxicab, Inc.
     d/b/a Metro Limousine
     d/b/a Metro Taxicab of Colorado Springs, Inc.
     d/b/a Towne Car, Inc.
     d/b/a Towne Car of Colorado Springs, Inc.
     d/b/a Towne Car of Denver, Inc.
     d/b/a Yellow Cab Company of Colorado Springs, Inc.
     d/b/a Yellow Cab Package Xpress
Greater Colorado Transportation Company
     d/b/a American Cab & Limousine
     d/b/a American Cab of Colorado
     d/b/a American Cab of Colorado Springs
     d/b/a American Cab of Denver
     d/b/a American Limousine of Denver
     d/b/a American Limousine of North Denver
     d/b/a Towne Car of Denver, Inc.
Greater Detroit Transportation Co., Inc.
     d/b/a Motor City Yellow Taxi, Inc.
Greater Houston Airport Transportation Services, Inc.
     d/b/a Greater Houston Airport Taxi
Greater Houston Transportation Company
     d/b/a City Taxi
     d/b/a Package Xpress
     d/b/a Yellow Cab
     d/b/a Yellow Cab Company


Name of Subsidiary:
-------------------
     d/b/a Yellow Cab Company of Katy
     d/b/a Yellow Cab Package Xpress
Greater Indianapolis Transportation, Inc.
Greater San Antonio Transportation Company
     d/b/a Alamo Cab Co.
     d/b/a Checker Cab
     d/b/a Checker Cab Company of San Antonio
     d/b/a Yellow Cab
     d/b/a Yellow Cab Company
     d/b/a Yellow Checker Cab
Grosvenor Bus Lines, Inc.
     d/b/a Coach USA - San Francisco Grayline
     d/b/a Gray Line of Monterey/Carmel
     d/b/a Gray Line of San Francisco
     d/b/a The Gray Line
Grosvenor Limousine Service, Inc.
Gulf Coast Transportation Company
     d/b/a Coach USA - Houston
     d/b/a Diamond Bus Lines
     d/b/a Gray Line of Houston
     d/b/a Gray Line Tours of Houston
     d/b/a Group N. and S., Incorporated
H.A.M.L. Corporation
HealthTrans, Inc.
High Adventure Tours, Inc.
Houston Cab Company
Hudson Transit Corporation
     d/b/a ShortLine
Hudson Transit Lines, Inc.
     d/b/a ShortLine
IPD, Inc.
Indianapolis Checker Cab, Inc.
Indianapolis Taxi, Inc.
Indianapolis Yellow Cab, Inc.
International Bus Services, Inc.
     d/b/a ShortLine
International Express Corp.
     d/b/a Airport Express
     d/b/a Express Shuttle USA
International Leasing and Finance Corporation
Jul-Al, Inc.
K.C. Executive Coach, Inc.
     d/b/a Kansas City Executive Coach
KCI Shuttle, Inc.
K-T Contract Services, Inc.
     d/b/a Coach USA Las Vegas
     d/b/a Jetlink
K-T Contract Services of Southern Nevada, Inc.
     d/b/a Coach USA - Gray Line Las Vegas
     d/b/a Express Shuttle USA
     d/b/a River Gambler Tours
Kansas City Ground Transportation, Inc.
Keeshin Charter Service, Inc.
Keeshin Destination Chicago, Inc.
Keeshin Transportation, LP
Kerrville Bus Company, Inc.
     d/b/a Bluebonnet Coaches
     d/b/a Fort Worth Bus Charters
     d/b/a Gray Line of Albuquerque
     [d/b/a Gray Line of Austin]
     d/b/a Gray Line of Dallas/Ft. Worth
     d/b/a Gray Line of Lafayette


Name of Subsidiary:
-------------------
     d/b/a Gray Line of San Antonio
     d/b/a Sunset Tours and Travel, Inc.
     d/b/a Vaught Charters, Inc.
L.E.R. Transportation Company
LND, Inc.
Lakeland Area Bus Service, Inc.
Lakeside Buses of Wisconsin, Inc.
Le Bus, Inc.
Leisure Time Tours
     d/b/a Leisure Line
     d/b/a Leisure Time Tours of N.J.
Lenzner Tours, Inc.
     d/b/a Lenzner Coach Lines
Lenzner Tours, Ltd.
     d/b/a Lenzner Coach Lines
     d/b/a Lenzner Tour and Travel
Lenzner Transit, Inc.
Lenzner Transportation Group, Inc.
Limousine Rental Service, Inc.
     d/b/a ShortLine
Locust Partners, LLC
MTSI, Inc.
Metro Cab, Inc.
Metro Cars, Inc.
Metro Cars Management Corp.
Metro Coach, Inc.
Metro Diversified Insurance Group, Inc.
Metro Jitney Incorporated
Metro Limo, Inc.
     d/b/a Comprehensive Paratransit Services
Metro Mini-Bus, Inc.
Metro Taxi, Inc.
Metro Taxi, Inc.
Metro Taxicab Co., Inc.
Metro Transport, LLC
Metro Transportation Services, Inc.
Midstate Coach Lines, Inc.
Midtown Bus Terminal of New York, Inc.
Mini Coach of Boston, Inc.
Mister Sparkle, Inc.
Mountaineer Coach, Inc.
Nevada Corporation, Inc.
New Delaware Coach, Inc.
Niagara Scenic Bus Lines, Inc.
O'Hare Shuttle Limited Partnership
OSP, Inc.
Olympia Trails Bus Company, Inc.
Orange, Newark, Elizabeth Bus, Inc.
P&S Transportation, Inc.
     d/b/a Laser Bus Lines
     d/b/a Royal Tours of America
PCSTC, Inc.
     d/b/a Gray Line of Anaheim
     d/b/a Pacific Coast Sightseeing Tours & Charters
Palm Beach Transportation, Inc.
Para-Transit, Inc.
Parker Tours, Inc.
Pawtuxet Valley Bus Lines, Inc.
     d/b/a Newport Foxwood Tours
Pennsylvania Transportation Systems, Inc.
Perfect Body, Inc.
Pittsburgh Transportation Charter Services, Inc.


Name of Subsidiary:
-------------------
Pittsburgh Transportation Company
     d/b/a Yellow Airport Express
Powder River Transportation Services, Inc.
     d/b/a Pixley Transportation, Inc.
Progressive Transportation Services, Inc.
     d/b/a Chenango County Public Transit
     d/b/a Empire Transit Lines
     d/b/a Southern Tier Express
     d/b/a Travel Express
R&T Leasing, Inc.
Red & Tan Charter, Inc.
Red & Tan Enterprises, Inc.
Red & Tan of Boca, Inc.
Red & Tan Tours, Inc.
Red & Tan Tours of Florida, Inc.
Red & Tan Transportation Systems, Inc.
Red & Tan Unlimited, Inc.
Red Top Sedan Service, Inc.
Red Top Transportation, Inc.
     d/b/a Comprehensive Paratransit Services
River Market Conoco, Inc.
     d/b/a River Market Conoco and Food Store
RJR Development Company
Rockland Coaches, Inc.
Rockland Transit Corporation
Ross Tours, Inc.
Royal Tours of America, Inc.
     d/b/a Royal Tours
Salt Lake Coaches, Inc.
     d/b/a Express Shuttle USA
     d/b/a Gray Line Salt Lake
Sam Van Galder, Inc.
S.E.M. Incorporated
SL Capital Corp.
     d/b/a ShortLine
Short Line Terminal Agency, Inc.
     d/b/a ShortLine
Shuttle Services MIA, Inc.
Southfield Cab Company
Southfield Red & White, Inc.
Stardust Tours-Memphis, Inc.
     d/b/a Gray Line of Memphis
     d/b/a Grayline Tours of Memphis
Suburban Management Corp.
     d/b/a Central Jersey Transit
     d/b/a Suburban Management Corporation
     d/b/a Suburban Tours
Suburban Trails, Inc.
Suburban Transit Corp.
Syracuse and Oswego Coach Lines, Inc.
TFC Investments, LLC
Telco, Inc.
Terminal Cab, Inc.
Texas Bus Lines, Inc.
     d/b/a Airport Express
     d/b/a Coach USA - Houston
     d/b/a Express Shuttle USA
Texas Shuttle, Inc.
The Airport Connection, Inc.
The Arrow Line, Inc.
     d/b/a Creative Tours
     d/b/a Fitzgerald Bus Company


Name of Subsidiary:
-------------------

The B.T.D. Realty Corporation
The Bus Exchange, Inc.
     d/b/a ShortLine
The Hudson Bus Transportation Co., Inc.
The Mapleridge Group, Inc.
Tippett Travel, Inc.
     d/b/a Marie's Charter Bus
Total Vehicle Services, Inc.
TranServ, Inc.
     d/b/a Detroit Limousine
     d/b/a TranSedan
     d/b/a TranServ Executive Services
Tran-Star Executive Transportation Services of Florida, Inc.
Trans-Hudson Express, Inc.
Trans Maintenance, Inc.
Transit Video Security Systems, Inc.
Transportation Contractors, Inc.
Transportation Equipment of Pensacola, Inc.
Transportation Management, Inc.
Transportation Management Services, Inc.
     d/b/a Gray Line of Pittsburgh
     d/b/a Lenzner Coach Lines
     d/b/a North Boroughs Cab
Trentway-Wagar, Inc.
Trentway-Wagar (Leasing), Inc.
Trentway-Wagar (Properties), Inc.


TryKap Airport Services, Inc.
TryKap Transportation Management, Inc.
     d/b/a Coach USA
     d/b/a Gray Line of Orlando
     d/b/a TryKap Management, Inc.
     d/b/a World Transportation, Inc.
Tucker Taxi, Inc.
Tucker Transportation Company, Inc.
Twenty-Four Corp.
Tyburn Limited
Utica-Rome Bus Co., Inc.
V.I.P. Transportation, Inc.
Valen Transportation, Inc.
     d/b/a Valen Transportation and Tours
Van Nortwick Bros., Inc.
     d/b/a Van Nortwick Bros.
     d/b/a Van Nortwick Tours
Vertical Market Software, Inc.
West Florida Mobility, Inc.
     d/b/a Paratransit Services of West Florida, Inc.
Wisconsin Coach Lines, Inc.
     d/b/a Wisconsin Coach Tours
Wisconsin Coach Lines - Racine, Inc.
Wohlgemuth Bus Co. Inc.
Worthen Van Service, Inc.
Yellow Cab Company of Biloxi, Inc.
Yellow Cab Company of Houston, Inc.
Yellow Cab Company of Pittsburgh
Yellow Cab of Pensacola, Inc.
Yellow Cab Service Corporation
Zone Taxicab of Colorado Springs, Inc.